UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37348	46-4348039
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 River Ridge Drive
Norwood, Massachusetts		02062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 963-0100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CRBP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2026, Corbus Pharmaceuticals Holdings, Inc. (the “Company”) was notified by Dominic Smethurst, the Company’s Chief Medical Officer, of his resignation, effective June 30, 2026.

Item 7.01 Regulation FD Disclosure.

On April 7, 2026, the Company issued a press release announcing broad alignment with the U.S. Food and Drug Administration (“FDA”) on the registration path for CRB-701, the Company’s next-generation, highly stable Nectin-4 targeting antibody drug conjugate (“ADC”), in second-line head and neck squamous cell carcinoma (“HNSCC”) and cervical cancer, with registrational study designs intended to support potential accelerated approval. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibits 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”), and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

On April 7, 2026, the Company announced broad alignment with the FDA on the registration path for CRB-701, the Company’s next-generation, highly stable Nectin-4 targeting ADC, in HNSCC and cervical cancer.

The agreed upon second-line registrational study designs for CRB-701 include:

•
HNSCC: a single, randomized controlled study exploring the efficacy and safety of CRB-701 compared to physicians’ choice chemotherapy with potential accelerated approval using objective response rate (ORR) as the primary endpoint and potential full approval granted on overall survival (OS) benefit.
•
Cervical cancer: a single, randomized controlled study exploring the efficacy and safety of CRB-701 compared to physicians’ choice of chemotherapy or Tivdak® with potential accelerated approval using ORR as the primary endpoint and potential full approval granted on OS benefit.
•
Continued interactions with the FDA planned to finalize the protocols and statistical analysis plans for the registrational studies.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated April 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corbus Pharmaceuticals Holdings, Inc.

Date:	April 7, 2026	By:	/s/ Yuval Cohen
Name: Yuval Cohen Title: Chief Executive Officer